    Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


Exhibit 10.1

       Amendment to the Aspect Medical and Agilent Technologies Agreement

                               dated 1. October 99

1. This revision deletes the following products from the distribution agreement

-----------------------------------------------------------------------------------------
PART NUMBER         DESCRIPTION                            ESTIMATED    LEAD TIME   PRICE
                                                          YEARLY QTY
-----------------------------------------------------------------------------------------
Aspect:             A-2000 Monitoring System
AM# 186-0075
                    185-0070 A-2000 Bis Monitor
Agilent:            185-0071 A-2000 Signal Converter
HPAPB-60075         185-0092 A-2000 Ship Kit                 [**]         [**]       [**]
                    070-00XX A2000 Operator's Manual
                    536-00XX Power Cord
-----------------------------------------------------------------------------------------

2.   This revision

     -    deletes Article 6.5 ([**] after termination of agreement)

     -    deletes "[**] discount if paid within [**] days" out of article 8.6

3. Aspect will assume ongoing support and warranty responsibility for A2000 Monitors.

4. In case of contradition wit OEM development contract dated 08. August 99 the OEM development contract should have precedence

5. Add new BIS Sensors for non exclusive distribution in Europe ,Asia, Latin America, Japan.

------------------------------------------------------------------------------------------
PART NUMBER        DESCRIPTION                             ESTIMATED   LEAD TIME     PRICE
                                                          YEARLY QTY
------------------------------------------------------------------------------------------
                   BIS Sensor Plus
Aspect #           Case of 50 Sensors:
186-0076           2 Boxes of 25 Sensors each                [**]                     [**]

                                                             [**]        [**]         [**]
                   Minimum shelf life for receiving =
Agilent            [**]                                      [**]                     [**]
M4546A
                   12 month warrenty from prodution
------------------------------------------------------------------------------------------

Signatures:
For Aspect Medical Systems               For Agilent Technologies


/s/ Neal Armstrong                       /s/ Dan Morse
------------------------------------     ---------------------------------------
Authorized Representative Signature      Authorized Representative Signature
Name:  Neal Armstrong                    Name: Dan Morse
Title Vice President and CFO             Title: Medical Suplies General Manager


Effective Date 01. March 2001